UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2009
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

Maryland	001-9106	23-2413352
(Brandywine Realty Trust)
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or	(Commission file number)	(I.R.S. Employer
Organization)		Identification Number)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 2, 2009, Brandywine Realty Trust (the “Company”) completed an underwritten public offering (the “Offering”) of 40,250,000 of our common shares of beneficial interest, par value $0.01 per share (collectively, the “Common Shares”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Citigroup Global Markets Inc., as representatives of the several underwriters (the “Underwriters”) named in the Underwriting Agreement (as defined herein below). The Common Shares were issued and sold by the Company to the Underwriters at a public offering price of $6.30 per Common Share pursuant to an Underwriting Agreement (the “Underwriting Agreement”) entered into on May 27, 2009 by and among the Company, Brandywine Operating Partnership, L.P., the subsidiary through which the Company owns its assets and conducts its business, and the Underwriters. The Common Shares sold include 5,250,000 shares issued and sold pursuant to the Underwriters’ exercise in full of their over-allotment option under the Underwriting Agreement. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.
     The Company estimates that it will receive net proceeds of approximately $242.5 million from the Offering after deducting underwriting discounts and commissions and expenses. The Company intends to use the net proceeds from the Offering to repay outstanding borrowings under its $600 million unsecured revolving credit facility and for general corporate purposes.
Item 9.01. Financial Statements and Exhibits
Exhibit
1.1	Underwriting Agreement among Brandywine Realty Trust, Brandywine Operating Partnership, L.P., and Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Citigroup Global Markets Inc., as representatives of the Underwriters named in Schedule I thereto, dated May 27, 2009

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Common Shares

8.1	Opinion of Pepper Hamilton LLP as to certain tax matters

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto)

23.2	Consent of Pepper Hamilton LLP (contained in Exhibit 8.1)

Signatures
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

	By:	/s/ Howard M. Sipzner

Howard M. Sipzner
Executive Vice President and Chief Financial Officer

By:	Brandywine Operating Partnership, L.P.

	By:	Brandywine Realty Trust, its General Partner

	By:	/s/ Howard M. Sipzner

Howard M. Sipzner
Executive Vice President and Chief Financial Officer
Date: June 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and with Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Citigroup Global Markets Inc., dated May 27, 2009

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Common Shares

8.1	Opinion of Pepper Hamilton LLP as to certain tax matters

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto)

23.2	Consent of Pepper Hamilton LLP (contained in Exhibit 8.1)